UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                              FORM 8-K/A


                            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   November 21,1997


                           CENTURY REALTY TRUST
        (Exact name of registrant as specified in its charter)





         INDIANA                   0-7716                  35-1284316
(State or other jurisdiction      (Commission             (IRS Employer
      incorporation)               File Number)           Identification No.)



          823 Chamber of Commerce Building, Indianapolis, IN 46204
                  (Address of principal executive offices)



Registrant's telephone number, including area code:  (317) 632-5467



                                 Not applicable
       (Former name or former address, if changed since last report)








ITEM 2.  Acquisition or Disposition of Assets

On November 21, 1997, Century Realty Trust (the "Trust"), through a wholly-owned qualified R.E.I.T. subsidiary, CR Management, Inc.
(the "Buyer"),  acquired from a single unrelated seller, J. Scott
Porter, and MP Realty Group of Richmond, Indiana (the "Seller"), the General Partner interest in five Limited Partnerships, each of which owned, as its principle asset, a single apartment property.
Pursuant to the acquisition agreement, five new limited partnerships
(the "Operating Partnerships") were formed to acquire the assets and liabilities from the five old partnerships (the "Selling Partnerships"). The operating partnerships issued, in the aggregate, approximately
285,000 operating partnership units (O.P. units) to the selling partnerships for their contribution of net assets, and approximately
2,900 O.P. units representing a one percent equity interest, to CR Management, Inc. The Buyer also assumed management control of the partnerships and their respective apartment properties. For its one percent equity interest, acquisition of the General Partner interest, and management control, the Buyer paid $687,500 in cash and assumed total General Partner responsibility for both the selling partnerships and the operating partnerships. In addition, the Trust agreed to use its best efforts to grant to each beneficial owner of O.P. units, within two years after closing, the right to exchange his/her units, on a one-for-one basis, for shares of beneficial interest of the Trust. After ten years from closing, the Trust, at its option, can require that any O.P. units not previously exchanged, be exhanged for Trust shares. At the time of closing, the average quoted Bid price of the Trust's shares of beneficial interest (OTC Electronic Bulletin Board) was $11.625 per share. The share-equivalent value of the 285,000 O.P. units ($3.3 million) plus the cash investment of $687,500 represents the approximate purchase price of the real estate and other assets ($14.3 million) less assumed mortgage debt and other liabilities ($10.7 million) of the operating partnerships. In the aggregate, the apartment properties represent 92.3% of the total partnership assets.

Following is a listing of the selling partnerships and operating partnerships:


	Selling                                    Operating

MP Realty Group
  - Barcelona Associates, L.P.              Barcelona Apartments, L.P.
MP Realty Group
  - Beech Grove Associates, L.P.            Beech Grove Apartments, L.P.
MP Realty Group
  - Hampton Court Associates, L.P.          Hampton Court Apartments, L.P.
MP Realty Group
  - Sheffield Square Associates, L.P.       Sheffield Square Apartments, L.P.
MP Realty Group
  - West Wind Terrace Associates, L.P.      WestWind Terrace Apartments, L.P.


Following is a description of the properties owned by the subject partnerships:


                                                 							     Year
  Name                   Location               Units        Built
Barcelona               Kokomo, IN               64           1971
Beech Grove             Jeffersonville,IN       182           1973
Hampton Court           Indianapolis, IN         92           1980
Sheffield Square        New Albany, IN          152           1974
West Wind Terrace       Indianapolis, IN         96           1967



Each of the properties was built as a garden-style apartment community, and has been operated as such from its inception. It is the intent of the Trust that each property will continue to be operated as a multi-family apartment community. It is the further intent of the Trust to grant, within the two years specified in the acquisition agreement, to each beneficial owner of O.P. units, the right to exchange those units for shares of the Trust. The Trust expects that most O.P. unit holders will, over time, exercise their exchange option and that the Trust will, thereby, over time increase its equity ownership interest in the partnerships.


The cash investment and other transactional and organizational fees and expenses related to the acquisition was financed by $850,000 of short-term borrowings under the Trust's $3 million unsecured credit facility with NBD Bank, N.A. Subsequent to such borrowings, the Trust has a total of $2.75 million in loans outstanding under the credit facility.


The partnership valuations (purchase prices) which were negotiated with the Seller with respect to each selling partnership through their investment banker, were determined through an internal analysis by the Trust of the historical cash flows and fair market values of the acquired properties with adjustments for the Trust's estimates of the costs of operations. Those estimates were based on many years of experience by the Trust's management in operating multi-family apartment communities in Indiana of comparable ages and sizes.


The Seller is not, and never has been, affiliated with the Trust, any trustee or officer of the Trust or any associate of any such Trustee or officer, except that King R.Traub, an officer and trustee of the Trust, directly or indirectly, is a limited partner in four of the five selling partnerships. In the aggregate, Mr.Traub has a beneficial interest in 2,576 O.P. units which represents less than one percent of the total limited partner interests. Traub and Company, Inc., of which King R.Traub is a principal, was paid fees totaling $111,875 by the selling partnerships for its services as investment banker in this transaction. Mr. Traub, in his capacity as an officer and Trustee of the Trust, abstained from all discussions, negotiations and decisions related to this transaction.



ITEM 7. Financial Statements and Exhibits

     (a) See index attached hereto relating to the audited Statement of Revenue and Certain Expenses for the year ended December 31, 1996, applicable to the acquired properties.

     (b)  Pro forma Financial Information.

          See index attached hereto relating to the Pro forma financial statements of the Registrant reflecting the interests acquired and noted in Item 2.





                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          CENTURY REALTY TRUST



Date: __________________                 By:___________________________________
                                            John I. Bradshaw, Jr.
                                            Executive Vice President
                                            Secretary and Treasurer



Date: ___________________                By:___________________________________
                                            David F. White
                                            Controller











CENTURY REALTY TRUST
Form 8-K/A
November 21, 1997



INDEX TO FINANCIAL INFORMATION



Pro forma financial statements:
     Unaudited pro forma balance sheet as of December 31,1996

     Unaudited pro forma statement of income for the year ended December 31,1996

     Notes to pro forma financial statements

Historical financial information for the Acquired Properties:
     Report of independent accountants

     Statement of Revenue and Certain Expenses for the year ended December 31,1996

     Notes to Statement of Revenue and Certain Expenses





CENTURY REALTY TRUST
PRO FORMA BALANCE SHEET
December 31, 1996
(In thousands)
Unaudited
                                                                                      Pro Forma
                                           Century                                    Including
                                           Realty    Properties Acquired 11/21/97    Properties
                                                     _____________________________
                                           Trust       Partnership    Additional      Acquired
                                           Historical   Net Assets    Investment      11/21/97
                                           ___________  ____________  ___________     ___________
ASSETS
Real estate investments:
 Land                                       $2,068       $1,118                        $3,186
 Buildings                                  32,913       11,830                        44,743
 Equipment                                     838          193                         1,031
 Allowances for depreciation                (7,476)                                    (7,476)
                                           ________     _________      _______      _________
                                            28,343       13,141                        41,484
 Net investment in direct financing leases     444                                        444
                                           ________     __________     _______      _________
                                            28,787       13,141                        41,928
Cash and cash equivalents                      315          148          ($73)            390
Short-term investments                         591                       (132)            459
Accounts and accrued income receivable         335            3                           338
Mortgage note receivable                                                  132             132
Undeveloped land                               100                                        100
Other assets                                   410          969           887           2,266
                                           ________     _________      _______      _________
                                           $30,538      $14,261          $814         $45,613
                                           ________     _________      _______      _________
                                           ________     _________      _______      _________
LIABILITIES
Short-term debt                                             $16          $850            $866
Mortgage notes payable                     $20,438       10,099                        30,537
Accounts payable and accrued compensation      288           80                           368
Accrued interest                               133           49                           182
State income and property taxes                952          316                         1,268
Tenants' security deposits and unearned rent   394          103                           497
                                           ________     _________      _______      _________
                                            22,205       10,663           850          33,718

MINORITY INTEREST IN
 OPERATING PARTNERSHIPS                                   3,598           (36)          3,562

SHAREHOLDERS' EQUITY
Shares of beneficial interest, no par value--
 authorized 5,000,000 shares, issued
 1,529,353 including 75,414 share in 1996
 and 77,414 shares in 1995 in treasury       6,249                                      6,249
Undistributed income other than from gain
 on the sale of real estate                  1,284                                      1,284
Undistributed net realized gain from
 the sale of real estate                     1,316                                      1,316
Cost of treasury shares                       (516)                                      (516)
                                           ________     _________      _______       ________
                                             8,333                                      8,333
                                           ________     _________      _______       ________
                                           $30,538      $14,261          $814         $45,613
                                           ________     _________      _______       ________
                                           ________     _________      _______       ________

See accompanying notes.




CENTURY REALTY TRUST
PRO FORMA STATEMENT OF INCOME
Year Ended December 31, 1996
(In thousands)
Unaudited
                                                                     Pro Forma
                                                                     Including
                                   Century   Partnership            Partnership
                                    Realty   Properties              Properties
                                    Trust    Acquired   Pro Forma    Acquired
                                  Historical 11/21/97   Adjustments  11/21/97
                                  __________ __________ ____________ _________
INCOME
Real estate operations:
  Rental income                     $8,120       $2,867               $10,987
  Income from direct financing
  leases                                61                                 61
  Other income                         162          114        $104       380
                                    _______      _______     _______   _______
                                     8,343        2,981         104    11,428
  Less:
    Real estate operating expenses   3,012        1,179                 4,191
    Depreciation                     1,114          394                 1,508
    Real estate taxes                  842          290                 1,132
                                    _______      _______     _______   _______
                                     4,968        1,863           0     6,831
                                    _______      _______     _______   _______
                                     3,375        1,118         104     4,597

Interest income                         41           16          11        68
                                    _______      _______     _______   _______
                                     3,416        1,134         115     4,665
EXPENSES
Interest                             1,861          877          68     2,806
State income taxes                     144                        1       145
General and administrative expenses    389          115                   504
                                    _______      _______     _______   _______
                                     2,394          992          69     3,455
                                    _______      _______     _______   _______

Income before minority interest      1,022          142          46     1,210

Minority interest in operating
  partnership                                      (141)                 (141)
                                    _______      _______     _______   _______

NET INCOME                          $1,022           $1         $46    $1,069
                                    _______      _______     _______   _______
                                    _______      _______     _______   _______

See accompanying notes.


CENTURY REALTY TRUST
NOTES TO THE PRO FORMA FINANCIAL STATEMENTS
Year Ended December 31, 1997
Unaudited


1. Basis of presentation. The pro forma financial statements of Century Realty Trust, which are unaudited, have been prepared based on its historical financial statements for the year ended December 31, 1996.
The pro forma balance sheet of the Trust at December 31, 1996, has been prepared as if the acquisition of the Acquired Properties had occurred on December 31, 1996. The pro forma statement of income for the year ended December 31, 1996, has been prepared as if the acquisition of the properties had occurred on January 1, 1996. In management's opinion, all adjustments necessary to reflect the effects of the acquisition of the property have been made. The pro forma financial statements should be read in conjunction with the historical financial statements of the Trust.

The pro forma financial statements are not necessarily indicative of the actual financial condition or the results of operations had the acquisition occurred on the "as if" dates, nor are they necessarily indicative of the financial position or results of operations for future periods. Prior to the acquisition, management of the Registrant conducted an examination of the seller's records and obtained detailed engineering inspections of the physical properties. Occupancy rates and trends were reviewed, financial records of operating expenses were reviewed for reasonableness including, but not limited to, property taxes, utilities and maintenance, and replacement reserves were evaluated as to adequacy in view of the physical inspection results. Following such examinations and reasonable inquiries, the Registrant is not aware of any material factors relating to the Acquired Properties that would cause the reported financial information not to be necessarily indicative of future operating results.



2. Pro forma adjustments. On November 21, 1997, the Trust purchased the general partnership interest in the Acquired Properties, which consist of five limited partnerships, each of which owned a single apartment project.
In the aggregate, the apartment properties contain 586 units. At the time of closing, the net assets of each partnership were transferred to a new operating partnership in exchange for operating partnership units representing current fair value of the net assets transferred. Approximately 92.3% of the net asset value was represented by the land, buildings and equipment of the apartment assets. Based on the local tax assessors' valuations, 8.5% of the total apartment property value was allocated to land. Furnishings and equipment was valued at fair value based on a physical inventory taken at the time of closing. The balance of the apartment property valuation, 90% of the total, was assigned to buildings and improvements. The newly-formed operating partnerships assumed the existing mortgage loans from the predecessor entities. The existing mortgage loans, with interest rates ranging from 8.25% to 8.875%, mature between 2006 and 2030. The balance of the purchase price consisted of $3.6 million of operating partnership units and $927,000 cash and short-term borrowings.

Revenue and certain property-related operating expenses of the Acquired Properties for the year ended December 31, 1996 were audited. To the extent applicable, the audited amounts are reflected in the pro forma statement of income. Expenses related to the ownership of the properties, namely interest, depreciation and certain entity-related expenses were computed as follows:


     Interest. Interest expense applicable to the existing mortgage loans was computed at the contract rates on the unpaid balances, assuming that all monthly payments were made timely, plus one-year's amortization of loan procurement and assumption costs. Interest applicable to the short-term bank loan accrues at the rate of LIBOR plus a spread and is adjustable periodically at intervals selected by the borrower. For pro forma purposes, an assumed effective rate of 8% was used for one year on the balance of $850,000. The Short-term loan interest expense is shown as a "Pro Forma Adjustment".


     Depreciation. Depreciation was computed for one year using the straight-line method and useful lives of 33.3 years and five years for buildings and improvements, and furnishings and equipment, respectively.


     Other Entity-Related Income and Expenses: The partnership entities are obligated contractually to pay certain fees, namely accounting and administrative fees to the general partner. Those fees total $68,000 annually. The acquisition agreement also provides that the cash distributions to the Operating Partnership unit holders is limited to the amount of dividends paid to shareholders of Century Realty Trust, with one operating partnership unit being considered equivalent to one share of beneficial interest of the Trust. Excess distributable cash flow is to be paid to the general partner as an additional fee. For 1996, the aggregate excess cash flow was computed to be $36,000. The contractual fees and the contingent fees, which totaled $104,000, is shown as additional pro form income under "Pro Forma Adjustments".







BRADY, WARE & SCHOENFELD, INC.
One Woodside Drive
Richmond, IN 47374



Board of Directors and Shareholders
Century Realty Trust
Indianapolis, Indiana

We have audited the accompanying combined statement of revenue and certain expenses of Century Realty Trust Acquired Properties, for the year ended December 31, 1996. This combined statement of revenue and certain expenses is the responsibility of the management of Century Realty Trust. Our responsibility is to express an opinion on this combined statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note A, the accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report of Century Realty Trust on Form 8-K and is not intended to be a complete presentation of Century Realty Trust Acquired Properties' revenue and expenses.

In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses, as discussed in Nota A, of Century Realty Trust Acquired Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


SS: BRADY, WARE & SCHOENFELD, INC.

Richmond, Indiana
January 14, 1998








CENTURY REALTY TRUST
ACQUIRED PROPERTIES
STATEMENT OF REVENUE AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 1996


REVENUE
  Rental income                                         $ 2,866,954
  Other revenue                                             114,285
                                                        ____________
                                                          2,981,239

CERTAIN OPERATING EXPENSES
  Management fees                                           146,059
  Personnel expenses                                        409,242
  Administrative expenses                                   148,568
  Utilities                                                 191,031
  Operating and maintenance expenses                        214,390
  Real estate taxes                                         290,379
  Insurance                                                  69,958
                                                        ____________
                                                          1,469,627
                                                        ____________
EXCESS OF REVENUE OVER CERTAIN
  OPERATING EXPENSES                                    $ 1,511,612
                                                        ____________
                                                        ____________



See notes to statement of revenue and certain expenses.





CENTURY REALTY TRUST
ACQUIRED PROPERTIES
NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying combined statement of revenue and certain expenses of Century Realty Trust Acquired Properties for the year ended December 31, 1996, consists of five multifamily properties. Century Realty Trust Acquired Properties was acquired by Century Realty Trust on November 21, 1997. The accompanying combined statement of revenue and certain expenses has been prepared on the accrual basis of accounting.

The following is a description of Century Realty Trust Acquired Properties:

M.P. Realty Group - Barcelona Associates, L.P. owns and operates a 64 unit apartment complex in Kokomo, Indiana.

M.P. Realty Group - Beech Grove Associates, L.P. owns and operates a 182 unit apartment complex in Jeffersonville, Indiana.

M.P. Realty Group - Hampton Court Associates, L.P. owns and operates a 92 unit apartment complex in Indianapolis, Indiana.

M.P. Realty Group - Sheffield Square Associates, L.P. owns and operates a 152 unit apartment complex in New Albany, Indiana.

M.P. Realty Group - West Wind Terrace Associates, L.P. owns and operates a 96 unit apartment complex in Indianapolis, Indiana.

The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report of Century Realty Trust on Form 8-K.

The accompanying statement of revenue and certain expenses has been presented on a combined basis because all of the properties had a common general partner and were managed by First Richmond Corporation.

The accompanying combined statement of revenue and certain expenses is not representative of the actual operations of Century Realty Trust Acquired Properties for the year ended December 31, 1996, as certain expenses, which may not be comparable to the expenses to be incurred by Century Realty Trust in the proposed future operations of Century Realty Trust Acquired Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization and other costs not directly related to the future operations of Century Realty Trust Acquired Properties.

In the preparation of the combined statement of revenue and expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that effect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income is recognized when earned and due from tenants.

Property management fees, by agreement, are five percent of project revenue.